Trade Accounts Receivables Factoring Agreement	12 Months Ended
Dec. 31, 2011
Trade Acounts Receivables Factoring Agreement (Abstract)
Trade Acounts Receivables Factoring Agreement
4.	Trade Accounts Receivables Factoring Agreement

In connection with the factoring agreement, signed on October 17, 2011 and valid for one year, the Company transfers ownership of eligible trade accounts receivable to a third party purchaser without recourse in exchange of cash. Proceeds from the transfer reflect the face value of the account less a discount. The receivables sold pursuant to this factoring agreement are included in the trade receivables on the consolidated balance sheets and are reflected as cash provided by operating activities on the consolidated statements of cash flows.

The third party purchaser has no recourse to our assets for failure of debtors to pay when due. We sold $148,640 of trade accounts receivable during the fiscal year 2011, which is net of servicing fees of $342.